United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):              November 20, 2003



                            CITY NATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)





           Delaware                        1-10521              95-2568550
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(State or other jurisdiction of       (Commission file        (IRS employer
        incorporation)                    number)            identification no.)


City National Center
400 North Roxbury Drive, Beverly Hills, California                  90210
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      (Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code            (310) 888-6000
                                                            --------------------


                                 Not applicable
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          (former name or former address, if changed since last report)

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1 Press release dated November 20, 2003 reporting the signing of a lease agreement for up to 310,000 square feet of office space in downtown Los Angeles for use as a banking and administrative center.


Items
5 & 9     OTHER EVENTS AND REGULATION FD DISCLOSURE

          On November 20, 2003, City National Bank, a subsidiary of City National Corporation, issued a press release reporting the signing of a lease agreement for up to 310,000 square feet of office space in downtown Los Angeles for use as a banking and administrative center. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under both Item 5 (Other Events) and Item 9 (Regulation FD Disclosure of Form 8-K). This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CITY NATIONAL CORPORATION


November 20, 2003                       /s/   Frank P. Pekny
                                        ----------------------------------------
                                        Frank P. Pekny
                                        Executive Vice President and
                                        Chief Financial Officer/Treasurer
                                        (Authorized Officer and
                                        Principal Financial Officer)